                                                                EXHIBIT 10.17




                       Digital Entertainment Network, Inc.
                                  2230 Broadway
                         Santa Monica, California 90402

                             As of October 27, 1998


Mr. David Neuman
2201 Sunset Plaza Drive
Los Angeles, CA  90069

Mr. Edward Winter
1520 Lyons Road
Knoxville, TN  37919

Mr. Alan Friel
8341 Sunset Blvd., Apt. #5
Los Angeles, CA  90069

Gentlemen:

         Reference is made to: (i) the DEN Executive Employment Agreement, dated as of July 2, 1998 (the "Neuman Employment Agreement"), between Digital Entertainment Network, Inc. ("DEN") and David Neuman, (ii) Subscription and Stockholder's Agreement, dated as of August 27, 1998, between DEN and David Neuman (the "Stockholder's Agreement"), (iii) that certain letter agreement, dated as of August 5, 1998 (the "Winter Letter Agreement"), among DEN, Edward Winter and Marc Collins-Rector and (iv) the DEN Executive Employment Agreement, dated as of August 31, 1998 (the "Friel Employment Agreement", and together with the Neuman Employment Agreement, the Stockholder's Agreement and the Winter Letter Agreement, the "Executive Employment Agreements"), between DEN and Alan Friel.

                  This letter is to confirm our mutual understanding of the treatment of certain events that were not anticipated at the time the above-referenced agreements were entered into and as to which such agreements may be ambiguous. Information set forth in this letter agreement with respect to share prices and share amounts has been reflected on a pre-split basis.

1.       Conversion of Certain Notes.

                  (a) The parties hereto acknowledge that (i) Marc Collins-Rector, as Trustee of the Collins-Rector Revocable Trust U/A/D 7/28/97 (together with Marc Collins-Rector individually, "Collins-Rector"), currently holds the following two convertible notes made by DEN: (a) 8% Convertible Note due December 31, 1999 in the principal amount of $3,444,818.92, which is initially convertible into shares of DEN's common stock ("Common Stock") at a price of $2.25 per share (the "$2.25 Collins-Rector Note"), and (b) 8%

Convertible Note due December 31, 1999, in the principal amount advanced from time to time, not to exceed $2,131,475.22, which is initially convertible into Common Stock at a price of $20 per share (the "$20.00 Collins-Rector Note", and together with the $2.25 Collins-Rector Note, the "Collins-Rector Notes"), and
(ii) Chad Shackley, as Trustee of the Shackley Revocable Trust U/A/D 7/28/97 (together with Chad Shackley individually, "Shackley"), currently holds the following two convertible notes made by DEN: (a) 8% Convertible Note due December 31, 1999 in the principal amount of $484,945.38, which is initially convertible into shares of Common Stock at a price of $2.25 per share (the "$2.25 Shackley Note"), and (b) 8% Convertible Note due December 31, 1999 in the principal amount advanced from time to time, not to exceed $65,527.51, which is initially convertible into Common Stock at a price of $20 per share, but pursuant to which DEN will not be making any borrowings (the $20 Shackley Note", and together with the $2.25 Shackley Note, the "Shackley Notes"). The Collins-Rector Notes and the Shackley Notes are hereinafter collectively referred to as the "Notes."

                  (b) The parties hereto agree that the decrease in proportionate ownership resulting from the conversion of any or all of the Notes will be protected solely by the issuance to Messrs. Neuman, Winter and Friel of the warrants described below (the "Warrants") to purchase Common Stock. Each of Messrs. Neuman, Winter and Friel (collectively, the "Executives") shall be granted two Warrants with respect to the Collins-Rector Notes and one Warrant with respect to the Shackley Notes, all as more particularly set forth below. The Warrants to be issued to each of Messrs. Neuman, Winter and Friel with respect to the $2.25 Collins-Rector Note shall be initially exercisable at $2.25 per share, shall be exercisable upon the first to occur of (i) conversion of such Note and (ii) seven years from the date hereof, and shall initially be exercisable for 67,270, 42,044 and 12,613 shares, respectively. The Warrants to be issued to each of Messrs. Neuman, Winter and Friel with respect to the $2.25 Shackley Note shall be initially exercisable at $2.25 per share, shall be exercisable upon the first to occur of (i) conversion of such Note and (ii) seven years from the date hereof, and shall initially be exercisable for 9,470, 5,919 and 1,776 shares, respectively. The Warrants to be issued to each of Messrs. Neuman, Winter and Friel with respect to the $20 Collins-Rector Note shall be initially exercisable at $20 per share, shall be exercisable upon the first to occur of (i) conversion of such Note and (ii) seven years from the date hereof, and shall initially be exercisable for 4,612, 2,883 and 865 shares, respectively. No warrants shall be issued to any of Messrs. Neuman, Winter and Friel with respect to the $20 Shackley Note. The form of Warrants is attached hereto as Exhibit A.

                  (c) DEN and each of Messrs. Neuman, Winter and Friel agree that, upon the issuance of the Warrants to such executives, the anti-dilution protection granted to such executives pursuant to the Executive Employment Agreements shall be satisfied in full and such executives shall have no rights thereunder with respect to the issuance or conversion of the Notes.

                  (d) The issuance of the Warrants are subject to the requirement that, in connection with DEN's IPO (as hereinafter defined), each of Messrs. Neuman, Winter and Friel, as applicable, shall enter into such lock-up agreement as may be required by DEN's underwriters; provided, that such lock-up agreement shall (i) only contain terms and conditions as may be required by such underwriters and (ii) be substantially similar in length of duration and all other material respects as the lock-up agreements that other senior executives and affiliates of DEN enter into in connection with the IPO (each, a "Lock-Up Agreement").

2.       Certain Other Anti-dilution Protection.

                  (a) Notwithstanding anything to the contrary in the Executive Employment Agreements, the parties hereto agree that subject to Section 2(b), any decrease in proportionate percentage ownership in DEN's Common Stock held by Messrs. Neuman, Winter and Friel resulting from the issuance by DEN of shares of Common Stock, or securities exchangeable or exercisable for, or convertible into, Common Stock (collectively with the Common Stock, "Common Stock Equivalents") to employees, directors or consultants shall be addressed solely as follows: as of the end of each fiscal quarter of DEN commencing as of December 31, 1998, Messrs. Neuman, Winter and Friel shall be granted options ("Catch-Up Options") exercisable for 4.0%, 2.5% and 0.75%, respectively, of the aggregate number of shares of Common Stock underlying the Common Stock Equivalents issued in such fiscal quarter. The Catch-Up Options shall (i) vest 10% on execution of a stock option agreement in substantially the form attached hereto as Exhibit B, with the balance vesting, subject to continued employment with DEN, in four equal installments on each of the first four anniversaries of the grant; provided, however, that if such Executive's employment is terminated for any reason other than voluntary termination by the applicable Executive (other than as a result of a material and uncured breach (after giving effect to applicable notice and cure periods) by DEN of the applicable Executive Employment Agreement), expiration of the applicable employment agreement, death, "disability" or "cause" (as such terms are defined in the applicable Executive Employment Agreement), such Executive's Catch-Up Options shall automatically become fully vested and shall remain exercisable for the periods specified in the applicable stock option agreement, (ii) have per share exercise prices equal to the fair market value of one share of DEN's Common Stock (as determined in good faith by DEN's Board of Directors) on the date of grant of such Catch-Up Options, (iii) be non-qualified stock options and (iv) shall be issued pursuant and subject to the terms and conditions of DEN's Amended and Restated 1998 Incentive Compensation Plan (or any successor incentive compensation plan), including without limitation the requirements that a stock option agreement in substantially the form attached hereto as Exhibit B and the Lock-Up Agreement be entered into. The parties hereto agree that Messrs. Neuman, Winter and Friel's and DEN's respective rights and obligations with respect to the issuance of Catch-Up Options shall terminate upon the consummation by DEN of a sale of its Common Stock in an underwritten public offering registered under the Securities Act of 1933, as amended, resulting in the listing of DEN's Common Stock on a nationally recognized stock exchange, including, without limitation, the NASDAQ Stock Market (an "IPO").

                  (b) Notwithstanding anything to the contrary set forth in this Agreement or the Executive Employment Agreements, the parties hereto agree that, in the event that DEN issues Common Stock Equivalents, none of Messrs. Neuman, Winter and Friel shall have any anti-dilution protection and/or percentage protection with respect to such issuances so long as (i) such issuances are in lieu of cash compensation to the recipient thereof for services rendered to DEN or any affiliated company; provided, that such arrangements are either pursuant to written agreements or the terms of which are otherwise generally known to Messrs. Neuman, Winter and Friel, (ii) the amount of such cash compensation is reasonable in comparison to cash compensation paid or payable to similarly situated employees, officers or consultants, as the case may be, and
(iii) the current fair value of such Common Stock Equivalents on the date of grant does not exceed the intended gross amount of such cash compensation.

                  (c) Notwithstanding anything to the contrary in this Agreement or in any of the Executive Employment Agreements, and for the sake of clarity, the parties hereto acknowledge and agree that no "Catch-Up Options" or other types of equity grants shall be issuable to any of the Executives as a result of the issuance of similar Catch-Up Options or other "Catch-Up" equity securities (including, without limitation, the Warrants) to any of the other Executives. Also for the sake of clarity, the parties hereto acknowledge and agree that the anti-dilution/percentage protection set forth in this Section 2 amends and restates in its entirety the anti-dilution/percentage protection set forth in the Executive Employment Agreements.

         Please indicate your agreement with the foregoing by signing below where indicated.



                                        DIGITAL ENTERTAINMENT NETWORK, INC.



                                        By: /s/ MARC COLLINS-RECTOR
                                           ____________________________________
                                           Name:   Marc Collins-Rector
                                           Title:  Chairman of the Board

AGREED AND ACCEPTED:


/s/ DAVID NEUMAN
______________________________
David Neuman


/s/ EDWARD WINTER
______________________________
Edward Winter


/s/ ALAN FRIEL
______________________________
Alan Friel

                                   EXHIBIT A

                                FORM OF WARRANT


THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR THE RULES AND REGULATIONS THEREUNDER.


                                                          Original Issue: [date]


                       DIGITAL ENTERTAINMENT NETWORK, INC.

                        WARRANT TO PURCHASE COMMON STOCK
                                ($0.01 Par Value)

         This is to certify that, for value received, [ ] or its registered assigns (the "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from DIGITAL ENTERTAINMENT NETWORK, INC., a Delaware corporation (the "Company"), at the exercise price equal to $[ ] per share, at any time after the Exercise Date (as hereinafter defined) through ten years from the date hereof (the "Expiration Date"), up to [ ] ([ ]) shares of the common stock of the Company, $0.01 par value per share (the "Common Stock"), and the Holder shall be governed and bound by all of the covenants, terms and conditions contained herein. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise and as adjusted from time to time are hereinafter sometimes referred to as "Warrant Shares," and the exercise price for a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price". The Exercise Date is the first to occur of (i) the date that certain 8% Convertible Note due December 31, 1999 made by the Company in favor of [ ] in the principal amount of $[ ] (the "Note") is converted into shares of Common Stock of the Company and
(ii) seven years from the date hereof.

         1.    Exercise of Warrant.

         This Warrant may be exercised in whole or in part at any time or from time to time after the Exercise Date until the Expiration Date, by presentation and surrender hereof to the Company at its office at 2230 Broadway, Santa Monica, California 90404, with the purchase form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares of Common Stock specified in such form. Payment of the Exercise Price may be made by Holder, among other things, authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Warrant having a total fair market value (as determined in good faith by the Board of Directors of the Company) on the date of exercise equal to the Exercise Price or by a promissory note in form and substance satisfactory to the Board of Directors of Company (including appropriate security). If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant at its office in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The covenants and agreements of the Company under this Warrant shall, as applicable, survive the exercise hereof.

         2.    Reservation of Shares, Fractional Shares.

         (a) The Company hereby agrees that at all times it shall reserve for issue and delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issue and delivery upon exercise of this Warrant. To the extent that such reserved shares are not sufficient for purposes of this Warrant, the Company agrees to use its best efforts to ensure that such reserved shares be available.

         (b) No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the then current market value of a share of Common Stock, determined as follows:

               (i) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange the current value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange; or

               (ii) If the Common Stock is not listed or admitted to unlisted trading privileges the current value shall be the mean of the last reported bid and ask prices reported by the NASDAQ SmallCap Market or the National Quotation Bureau, Inc., on the last business day prior to the date of the exercise of this Warrant; or

               (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and ask prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         3. Exchange, Assignment, or Loss of Warrant. This Warrant is exchangeable, without expense to the Holder, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder hereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.

Any such exchange shall be made by surrender of this Warrant to the Company or at the office of its agent, if any, with the assignment form annexed duly executed. Subject to compliance with the provisions of applicable law, the Company, without charge to the Holder, shall execute and deliver a new Warrant in the name of any assignee named in such instrument or assignment, and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

         4. Rights of the Holder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the warrant purchase price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

         5. Adjustments. If, pursuant to Section 4 of the Note, the "Conversion Price" (as defined in the Note) is adjusted, then corresponding and equitable adjustments shall be made to both the Exercise Price of the Warrant and the number of Warrant Shares issuable upon exercise of the Warrant.

         6.    Restriction on Transferability.

         (a) This Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state. By acceptance hereof, the Holder covenants, agrees and represents that:

               (i) This Warrant has been acquired for, and such Warrant Shares, if acquired upon the exercise of this Warrant, shall be acquired for, investment and may not be sold, offered for sale, pledged, hypothecated or otherwise transferred, in the absence of an effective registration statement for such securities under the Act or an opinion of counsel for the Company to the effect that registration is not required under the Act, and the Holder has the capacity to protect its interests in connection with the purchase of this Warrant.

               (ii) The Holder has had the opportunity to ask questions and receive answers from the Company about the Company's business and the purchase by Holder of these securities, and Holder has been given the opportunity to make any inquiries that Holder may desire of any personnel of the Company concerning the proposed operation of the Company and has been furnished with all of the information he has requested. No advertisement has been used in connection with the offer or sale of this Warrant to the Holder.

               (iii) The Holder will not offer, sell, transfer, mortgage, assign or otherwise dispose of this Warrant or the Warrant Shares except pursuant to a registration statement under the Act and qualification under applicable state securities laws or pursuant to an opinion of counsel satisfactory to the Company that such registration and qualification are not required, and that the transaction (if it involves a sale in the over-the-counter market or on a securities exchange) does not violate any provision of the Act. The Holder understands that a stop-transfer order will be placed on the books of the Company respecting this Warrant and any certificates representing the Warrant Shares and that this Warrant and any such certificates shall bear a restrictive legend and a stop transfer order shall be placed with the transfer agent prohibiting any such transfer until such time as the securities represented by such certificates shall have been registered under the Act or shall have been transferred in accordance with an opinion of counsel for the Company that such registration is not required; and

               (iv) The Holder understands that it must hold the Warrant Shares indefinitely unless they are registered under the Act or an exemption from registration becomes available.

         (b) Each certificate for the Warrant Shares shall bear a legend in substantially the following form:

         "The securities represented by this Certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, offered for sale, pledged, hypothecated or otherwise transferred except pursuant to a registration statement under the Act or an exemption from registration under the Act or the rules and regulations thereunder."

         (c) Without limitation of any other provision of this Warrant, no transfer of this Warrant and/or the underlying Warrant Shares shall be effective unless and until the transferee agrees in a written instrument satisfactory in form and substance to the Company that it agrees to be bound by all of the provisions of this Warrant.

         7. Registration on the Books of the Company. The Company shall keep, or cause to be kept, at its office at 2230 Broadway, Santa Monica, California 90404, a register in which the Company shall register this Warrant (the "Warrant Registry"). No transfer of this Warrant shall be valid unless made at such office and noted on the Warrant Registry upon satisfaction of all conditions for transfer. When presented for transfer or payment, this Warrant shall be accompanied by a written instrument or instruments of transfer or surrender, in form satisfactory to the Company, duly executed by the registered Holder or by his duly authorized attorney. The Company may deem and treat the registered Holder hereof as the absolute owner of this Warrant for all purposes, and the Company shall not be affected by any notice to the contrary.

         8. Governing Law. This Warrant has been executed and delivered in the State of California and shall be construed in accordance with the laws of the State of California (without reference to conflicts of laws principles).

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.



                                        DIGITAL ENTERTAINMENT NETWORK, INC.



                                        By:_____________________________________

                                           Name:________________________________

                                           Title:_______________________________



Agreed to and Accepted:


[                     ]


By:________________________________

                                  EXERCISE FORM


To:

Dated:

         The undersigned, pursuant to the provisions set forth in the attached warrant, hereby agrees to subscribe for the purchase of _________ shares of Common Stock represented by this warrant and makes payment herewith in full therefor at the price per share provided by this warrant.




                                         Print Name_____________________________



                                         Signature______________________________

                                 ASSIGNMENT FORM



         FOR VALUE RECEIVED __________________________________________ hereby sells, assigns and transfers unto

Name __________________________________________________________________________
(Please typewrite or print in block letters)

Address  _______________________________________________________________________
the right to purchase Common Stock, represented by this warrant, to the extent of __________________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ___________________________ attorney, to transfer the same on the books of the Company with full power of substitution in the premises.



                                        Signature_______________________________



Date:  ________________, 19__




THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY ONLY BE SOLD OR TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR, AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, PROVIDED THAT IN THE EVENT THAT ANY RESALE OF THIS SECURITY IS MADE PURSUANT TO SUCH AN EXEMPTION AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS LEGAL COUNSEL, WILL BE PROVIDED TO THE EFFECT THAT SUCH TRANSFER IS MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933.

                                    EXHIBIT B

                                     FORM OF

                      NON-QUALIFIED STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (the "Agreement") dated as of __________________ ("Grant Date"), is between Digital Entertainment Network, Inc., a Delaware corporation (the "Company"), and _______________, an employee, director, officer or consultant of the Company or any Affiliate (the "Participant").

         WHEREAS, the Company desires, by affording the Participant an opportunity to purchase shares of the Company's Common Stock as hereinafter provided, to carry out the purposes of the Digital Entertainment Network, Inc. Amended and Restated 1998 Incentive Compensation Plan (the "Plan"); and

         WHEREAS, the Committee has duly made all determinations necessary or appropriate to the grants hereunder; and

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto have agreed, and do hereby agree, as follows:

1.       Definitions.

         Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Plan.

2.       Grant of Option, Option Price and Term.

                  (a) The Company hereby grants to the Participant, as a matter of separate agreement and not in lieu of salary or any other compensation for services, the right and option (the "Option") to purchase _____ shares of the Common Stock of the Company ("Option Shares") on the terms and conditions herein set forth. Participant shall have all the rights and obligations as provided for in this Agreement.

                  (b) For each of the Option Shares purchased, the Participant shall pay to the Company $__ per share (the "Option Price"). Accordingly, the aggregate Option Price to exercise all of the Option is $_________.

                  (c) The term of this Option shall be a period of ten (10) years from the Grant Date (the "Option Period"). The termination of the Option Period shall result in the termination and cancellation of the Option. In no event shall the Option be exercisable for any period greater than the Option Period. During the Option Period, the Option shall be exercisable in accordance with the determination of the Committee, but in no event later than the earlier of (i) the date the Option is vested or (ii) immediately prior to a Change in Control.

                  (d) Subject to Sections 2(e) and 2(f) below, unvested options shall be forfeited at Termination of Employment for any reason. The percentage of Options which are vested and which will not be forfeited at Termination of Employment (unless such termination is for Cause) shall be determined in accordance with the following schedule:

                                                                Cumulative Number of
                           Date                                 Option Shares Vested
         ----------------------------------------------------------------------------
                  On Grant Date                                             [10%]

                  First Anniversary
                  of Grant Date                                           [32.5%]

                  Second Anniversary
                  of Grant Date                                             [55%]

                  Third Anniversary
                  of Grant Date                                           [77.5%]

                  Fourth Anniversary
                  of Grant Date                                          [100.0%]
                                                                         ========

                                 Total Number of Option Shares             [100%]

                  (e) Notwithstanding the foregoing Section 2(d), all Options shall be 100% vested upon a Change in Control.

                  (f) Any portion of the Option which is not vested, pursuant to
         Section 2(d) or 2(e), as of a Participant's Termination of Employment shall be canceled simultaneously with the date of such Termination of Employment; provided, however, if Participant's Termination of Employment is due to any reason other than voluntary termination by Participant (other than as a result of a material and uncured breach (after giving effect to applicable notice and cure periods) by Company of his employment agreement with Company), expiration of his employment agreement with the Company, death, Disability or Cause, the Option shall automatically become fully vested upon the date of such termination.

                  (g) The Option granted hereunder is designated as a non-qualified stock option.

                  (h) The Company shall not be required to issue any fractional Option Shares.

3.       Termination of Option.

                  (a) If Participant incurs a Termination of Employment due to death, any unexpired and unexercised portion of the Option, to the extent then exercisable, shall thereafter be fully exercisable for a period of one hundred eighty (180) days following the date of the appointment of a Representative or until the expiration of the Option Period, whichever period is shorter.

                  (b) If Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised portion of the Option, to the extent then exercisable, shall thereafter be fully exercisable for the period of one hundred eighty (180) days immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and Participant's death at any time following such Termination of Employment due to Disability shall not affect the foregoing.

                  (c) If Participant's Termination of Employment is voluntary on the part of the Participant (including due to Retirement) or is involuntary on the part of Participant (but is not due to death or Disability or with Cause), any unexercised portion of the Option shall immediately terminate, except that the Option, to the extent then exercisable, may be exercised for a period of thirty (30) days immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter.

                  (d) If Participant's Termination of Employment is for Cause, any unexercised portion of the Option shall terminate immediately, without any exercise thereof. The death or Disability of Participant after a Termination of Employment otherwise provided herein shall not extend the time permitted to exercise the Option.

4. Exercise. The Option shall be exercisable during the Participant's lifetime only by the Participant (or his or her guardian or legal representative), and after the Participant's death only by the Representative. The Option may only be exercised by the delivery to the Company of a properly completed written notice, in form satisfactory to the Committee, which notice shall specify the number of Option Shares to be purchased and the aggregate Option Price for such shares, together with payment in full of such aggregate Option Price. Payment shall only be made:

                  (a) in cash or by check;

                  (b) with the prior written approval of the Committee, by the delivery to the Company of a valid and enforceable stock certificate (or certificates) representing shares of Common Stock held by the Participant, which is endorsed in blank or accompanied by an executed stock power (or powers) and guaranteed in a manner acceptable to the Committee;

                  (c) with the prior approval of the Committee, by a loan extended by the Company;

                  (d) with the prior approval of the Committee, by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price;

                  (e) with the prior approval of the Committee, by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise; or

                  (f)  with  the  prior  approval  of  the  Committee,   in  any
         combination of (a), (b), (c), (d) or (e).

If any part of the payment of the Option Price is made in shares of Common Stock, such shares shall be valued by using their Fair Market Value as of their date of delivery.

         The Option shall not be exercised unless there has been compliance with all the preceding provisions of this Paragraph 4, and, for all purposes of this Agreement, the date of the exercise of the Option shall be the date upon which there is compliance with all such requirements.

5. Payment of Withholding Taxes. If the Company is obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, the Participant shall be required to pay such amount to the Company, as provided in the Plan.

6. Requirements of Law; Registration and Transfer Requirements. The Company shall not be required to sell or issue any shares under the Option if the issuance of such shares shall constitute a violation of any provision of any law or regulation of any governmental authority applicable to the Company. This Option and each and every obligation of the Company hereunder are subject to the requirement that the Option may not be exercised or performed, in whole or in part, unless and until the Option Shares are listed, registered or qualified, properly marked with a legend or other notation, or otherwise restricted, as is provided for in the Plan.

7. Adjustments/Change in Control. In the event of a Change in Control or other corporate restructuring provided for in the Plan, the Participant shall have such rights, and the Committee shall take such actions, as provided in the Plan.

8. Nontransferability. A Participant may at any time make a transfer of shares of Common Stock received pursuant to the exercise of an Option to his parents, spouse or descendants, to any trust for the benefit of the foregoing or to a partnership the interests of which are for the foregoing or to a custodian under a uniform gifts to minors act or similar statute for the benefit of any of the Participant's descendants. An Option and any interest in the Option may not otherwise be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner without the prior written consent of the Company, and any such attempted sale, assignment, conveyance, gift, pledge, hypothecation or transfer other than as permitted herein shall be null and void; provided, however, after consummation of the Company's initial public offering of Common Stock that results in the Common Stock being listed on a national securities exchange, including without limitation the Nasdaq Stock Market, shares of Common Stock for which the

Option was exercised may be transferred without the consent of Company, subject to applicable securities laws, rules and regulations.

9. Plan. Notwithstanding any other provision of this Agreement, the Option is granted pursuant to the Plan, as shall be adopted by the Company, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no provision of the Plan shall deprive the Participant, without the Participant's consent, of the Option or of any of Participant's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement and the Option, and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan, shall be final and binding upon the Participant.

10. Stockholder Rights. Until the Option shall have been duly exercised to purchase such Option Shares and such shares have been officially recorded as issued on the Company's official stockholder records, no person or entity shall be entitled to vote, receive distributions or dividends or be deemed for any purpose the holder of any Option Shares, and adjustments for dividends or otherwise shall be made only if the record date therefor is subsequent to the date such shares are recorded and after the date of exercise and without duplication of any adjustment.

11. Employment Rights. No provision of this Agreement or of the Option granted hereunder shall give the Participant any right to continue in the employ of the Company or any of its Affiliates, create any inference as to the length of employment of the Participant, affect the right of the Company or its Affiliates to terminate the employment of the Participant, with or without cause, or give the Participant any right to participate in any employee welfare or benefit plan or other program (other than the Plan) of the Company or any of its Affiliates.

12. Disclosure Rights. The Company shall have no duty or obligation to affirmatively disclose to the Participant or a Representative, and the Participant or Representative shall have no right to be advised of, any material information regarding the Company or an Affiliate at any time prior to, upon or in connection with the exercise of an Option.

13. Changes in Company's Capital Structure. The existence of the Option shall not affect in any way the right or authority of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

14. Investment Representation and Agreement. If, in the opinion of counsel for the Company, a particular representation is required under the Securities Act of 1933 or any other applicable federal or state law, or any regulation or rule of any governmental agency, the Company may require such representations as the Company reasonably may determine to be necessary.

15. Governing Law. This Agreement and the Option granted hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California (other than its laws respecting choice of law).

16. Entire Agreement. This Agreement, together with the Plan, constitute the entire obligation of the parties hereto with respect to the subject matter hereof and shall supersede any prior expressions of intent or understanding with respect to this transaction.

17. Amendment. Any amendment to this Agreement shall be in writing and signed by the Company and the Participant.

18. Waiver; Cumulative Rights. The failure or delay of either party to require performance by the other party of any provision hereof shall not affect its right to require performance of such provision unless and until such performance has been waived in writing. Each and every right hereunder is cumulative and may be exercised in part or in whole from time to time.

19. Counterparts. This Agreement may be signed in two counterparts, each of which shall be an original, but both of which shall constitute but one and the same instrument.

20. Notices. Any notice which either party hereto may be required or permitted to give the other shall be in writing and may be delivered personally or by mail, postage prepaid, addressed to the Secretary of the Company, at its then corporate headquarters, and to the Participant at his address as shown on the Company's records, or to such other address as the Participant, by notice to the Company, may designate in writing from time to time.

21. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

22. Severability. If any provision of this Agreement shall for any reason by held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision were omitted.

23. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed on the Participant or a Representative, and all rights granted to the Company hereunder, shall be binding upon the Participant's or the Representative's heirs, legal representatives and successors.

24. Tax Consequences. The Participant agrees to undertake to determine and be responsible for any and all tax consequences to himself with respect to the Option.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunto duly authorized, and the Participant has hereunto set his hand, all as of the day and year first above written.



                                        DIGITAL ENTERTAINMENT NETWORK, INC.



                                        By:_____________________________________
                                           Name:
                                           Title:


                                        PARTICIPANT:



                                        ________________________________________